SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Duff & Phelps Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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Supplement to Notice of Annual Meeting and Proxy Statement

Annual Meeting

This Supplement provides updated information with respect to the 2010 Annual Meeting of Stockholders (the “Meeting”) of Duff & Phelps Corporation (the “Company”) to be held on Thursday, May 6, 2010, at 9:00 AM, Eastern Daylight Saving Time, at the Company’s headquarters, 55 East 52nd Street, New York, NY 10055, for the purposes set forth in the Notice of the Annual Meeting of Stockholders dated March 22, 2010 (the “Notice”).

The Notice, proxy statement dated March 22, 2010 (the “Proxy Statement”) and proxy card were mailed on or about March 23, 2010 to all stockholders entitled to vote at the Meeting. This Supplement, which should be read in conjunction with the Proxy Statement, is being mailed on or about April 23, 2010 to all stockholders entitled to vote at the Meeting. Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in voting your shares.

Change in Candidates Nominated by the Board of Directors for Election of Directors at the Meeting

The Company’s Board of Directors has authorized a revised slate of nominees for election to the Company’s Board of Directors at the Meeting. As discussed further below, the revised list of nominees approved by the Board of Directors comprises each of the current Directors other than Mr. Gerard Creagh, the Company’s former President. Further information on the eight (8) nominees is provided below and in the Proxy Statement. In addition, the Board of Directors approved reducing the size of the Company’s Board of Directors to eight (8) directors, from the current nine (9) directors, effective as of the Meeting.

This Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement other than the election of directors.

Voting: Revocability of Proxies

If you have already returned your proxy card, you do not need to submit a new proxy card unless you wish to change your vote. Proxy cards already returned by stockholders will remain valid and will be voted at the Meeting unless revoked. Shares represented by proxy cards returned before the Meeting will be voted for the Directors nominated by the Board of Directors as instructed on the proxy card, except that votes will not be cast for Mr. Creagh because he is no longer being nominated by the Board of Directors.

If you have not yet returned your proxy card, please vote as soon as possible. If you have not yet voted or wish to change your vote, you may use the proxy card enclosed with this Supplement, which reflects the revised nominees of the Board of Directors. Stockholders may revoke any previously delivered voting proxy at any time before it is voted at the Meeting by sending a written revocation, by submitting another proxy card with a later date, by attending the Meeting and voting in person or, in the case of stockholders whose shares are voted through a bank or broker, by contacting the bank or brokerage firm.

Election of Directors

Agenda Item 1 for the Meeting consists of the election of Directors, to serve for a one-year term that expires at the Annual Meeting in 2011, and until their successors are elected and qualified. The candidates nominated by the Board of Directors consist of all the nominees identified in the Proxy Statement, with the exception of Mr. Gerard Creagh. On April 22, 2010, we announced that Mr. Creagh has left the Company. Because Mr. Creagh is no longer being nominated to serve as a Director, shares represented by proxy cards received by the Company will be voted for the remaining eight (8) nominees as instructed on the proxy card and will not be voted for Mr. Creagh. The following are the Board of Directors’ nominees for election as Directors:

Name	Director Since
Noah Gottdiener	2007
Robert M. Belke	2007
Peter W. Calamari	2007
William R. Carapezzi	2007
William J. Hannigan	2008
Harvey M. Krueger	2007
Sander M. Levy	2007
Jeffrey D. Lovell	2007

Biographical material with respect to all nominees and share ownership information with respect to all nominees is set forth in the Proxy Statement under the captions “BOARD OF DIRECTORS” and “STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

None of the other agenda items presented in the Proxy Statement are affected by this Supplement, and you should carefully review the Proxy Statement prior to voting your shares. The Company knows of no matters to be submitted to the Meeting other than those presented in the Proxy Statement, as amended and supplemented by this Supplement. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent in accordance with their best judgment on each of such matters.

New York, NY
April 23, 2010

BY ORDER OF THE BOARD OF DIRECTORS

Edward S. Forman, Secretary

DUFF & PHELPS CORPORATION
55 E 52ND STREET, 31ST FLOOR
NEW YORK, NY 10055

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M24747-P88792 — KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DUFF & PHELPS CORPORATION

The Board of Directors recommends that you vote FOR the following:

Vote on Directors

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Noah Gottdiener
02) Withdrawn
03) Robert M. Belke
04) Peter W. Calamari
05) William R. Carapezzi
06) William J. Hannigan
07) Harvey M. Krueger
08) Sander M. Levy
09) Jeffrey D. Lovell

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Approval of Amendments to the Company's 2007 Omnibus Stock Incentive Plan.	☐	☐	☐
3. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M24748-P88792

PROXY **DUFF & PHELPS CORPORATION** **PROXY**

PROXY SOLICITED BY BOARD OF DIRECTORS

FOR ANNUAL MEETING - MAY 6, 2010

Notice of 2010 Annual Meeting of Stockholders, 55 East 52nd St. 31st Floor, New York, NY 10055, on May 6, 2010, at 9:00 AM, Eastern Daylight Saving Time. Edward S. Forman and Jacob L. Silverman, each singly with the power of substitution, is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Duff & Phelps Corporation to be held on Thursday, May 6, 2010 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees listed in Proposal 1, FOR Proposal 2 and FOR Proposal 3 with respect to any executed proxy. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting with respect to any executed proxy.

Continued and to be signed on reverse side